UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 6, 2009

                             HOMETOWN BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

        United States                   000-52674               02-0783010
        -------------                   ---------               ----------
(State or other jurisdiction of        (Commission             (IRS Employer
incorporation or organization)         File Number)          Identification No.)


12 Main Street, Walden, New York                                       12586
----------------------------------------                               -----
(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (845) 778-2171
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events
            ------------

     On March 10, 2009, Hometown Bancorp, Inc. (the "Company") issued a press release announcing that it has completed the stock repurchase program originally announced on July 28, 2008. The Company repurchased 53,561 shares, representing approximately 5% of its outstanding shares (excluding shares held by Hometown Bancorp MHC, the Company's mutual holding company).

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

(d)      Exhibits

         Number            Description
         ------            -----------

         99.1              Press Release dated March 10, 2009

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HOMETOWN BANCORP, INC.
                                       (Registrant)



Date: March 10, 2009                   By: /s/ Stephen W. Dederick
                                           -----------------------------------
                                           Stephen W. Dederick
                                           Vice President and Chief Financial
                                           Officer